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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) JULY 20, 2004

                                  NETGURU, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                  000-28560                     22-2356861
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

             22700 SAVI RANCH PARKWAY, YORBA LINDA, CALIFORNIA 92877
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (714) 974-2500

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On July 20, 2004, netGuru, Inc. and subsidiaries ("netGuru") notified KPMG LLP ("KPMG"), its independent accountants, that it had engaged new certifying accountants, and terminated netGuru's relationship with KPMG.

         Also on July 20, 2004, netGuru engaged Haskell & White LLP ("HW") as its new certifying accountants. netGuru has not consulted with HW during the two most recent fiscal years and through July 20, 2004 regarding the application of accounting principles to a proposed or completed specified transaction or the type of audit opinion that might be rendered on netGuru's consolidated financial statements, where either a written report was provided or oral advice was provided that HW concluded was an important factor considered by netGuru in reaching a decision as to the accounting, auditing or financial reporting issue or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended ("Securities Act").

         The audit reports of KPMG on the consolidated financial statements of netGuru as of and for the years ended March 31, 2004 and 2003, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG's audit reports on the fiscal 2004 and 2003 consolidated financial statements made reference to the fact that netGuru changed its method of accounting for goodwill and other intangible assets as required by Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" on April 1, 2002.

         netGuru's decision to change accountants was approved by netGuru's audit committee and board of directors. In connection with the audits of the two years ended March 31, 2004, and during the subsequent interim period through July 20, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in their report on the consolidated financial statements for such years. In addition, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act. netGuru provided KPMG with a copy of the disclosures it is making in this Item 4. Attached as Exhibit 16.1 to this Form 8-K is KPMG's letter to the Commission, dated July 27, 2004, regarding these statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired. Not Applicable.

         (b)      Pro Forma Financial Information. Not Applicable.

         (c)      Exhibits.

                  16.1 Letter dated July 27, 2004 from KPMG LLP regarding change in certifying accountant of netGuru.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 27, 2004                NETGURU, INC.

                                    By: /s/ BRUCE K. NELSON
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                                        Bruce K. Nelson, Chief Financial Officer